UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2005

Zimmer Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16407	13-4151777

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 East Main Street
Warsaw, Indiana 46580

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (574) 267-6131

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Press Release

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 31, 2005, Zimmer Holdings, Inc. (the “Registrant”) reported its results of operations for the quarter and year ended December 31, 2004. The Registrant’s earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

     As previously announced, the Registrant acquired Centerpulse AG on October 2, 2003 and Implex Corp. on April 23, 2004. The earnings release attached as Exhibit 99.1 includes comparative sales information to prior year information for the Registrant and Centerpulse on a combined basis. It also includes information reflected in its statements of earnings and guidance for diluted earnings per share on an adjusted basis excluding the impact of factors described in the earnings release which relate to the Centerpulse and Implex acquisitions. The Registrant also presents the non-GAAP financial measure of “net debt,” defined as total debt less cash on hand.

     Management believes that the presentation of the combined and adjusted information allows investors to more easily compare the Registrant’s performance on a period to period basis. It also aids investors in understanding the operating results of the Registrant absent the specific acquisition-related items detailed above. Net debt is considered important to understanding the Registrant’s capital resources and liquidity. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.

     All of the non-GAAP financial measures are reconciled to the most directly comparable GAAP financial measure in the press release.

     The Registrant is furnishing the information contained in this report, including the Exhibits, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press Release, dated January 31, 2005, issued by the Registrant.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 31, 2005

ZIMMER HOLDINGS, INC.

By:	/s/ David C. Dvorak
David C. Dvorak, Executive Vice President,
Corporate Services and Chief Counsel